Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income
Net realized gains (losses) on redemptions and sales of gold bullion (note 6)	$ 147,583	$ 57,138
Net change in unrealized gains (losses) on gold bullion (note 6)	5,849,334	1,701,279
Other income	1,638	1,044
	5,998,555	1,759,461
Expenses
Management fees (note 8)	43,181	26,816
Sales tax	2,675	1,655
Bullion storage fees	1,545	1,564
Listing and regulatory filing fees	1,392	507
Unitholder reporting costs	482	243
Legal fees	269	112
Administrative fees	259	239
Audit fees	132	113
Independent Review Committee fees	8	8
Custodial fees	5	3
Trustee fees	4	4
Net foreign exchange losses (gains)	(4)	3
	49,948	31,267
Net income (loss) and comprehensive income (loss)	$ 5,948,607	$ 1,728,194
Weighted average number of Units	457,313,977	405,188,238
Increase (decrease) in total equity from operations per Unit	$ 13.01	$ 4.27